United States
Securities and Exchange Commission

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 26, 2004

SHUFFLE MASTER, INC.

(Exact name of registrant as specified in its charter)

Minnesota	0-20820	41-1448495
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

1106 Palms Airport Drive Las Vegas, Nevada		89119-3720
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (702) 897-7150

Item 9. Regulation FD Disclosure

After issuance of the press release which is filed as Exhibit 99.1 hereto, Shuffle Master, Inc. held the conference call referenced in the press release.  During that conference call, in response to a question regarding assets that the Company recently acquired from BET Technology, Inc. (“BET”), as described in the press release, Dr. Mark L. Yoseloff, Chairman and Chief Executive Officer, disclosed that the acquisition price is in the "very low eight figure range" and "involves an initial payment and then a variable payment note based on some of the products going forward."  Shuffle Master plans to file a Form 8-K related to the BET transaction in the near future.

Item 12.  Results of Operations and Financial Condition

On February 26, 2004, Shuffle Master, Inc. issued a press release announcing its financial results for its fiscal year first quarter ended January 31, 2004.  The full text of the press release is furnished as Exhibit 99.1 to this report.  Such information shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SHUFFLE MASTER, INC.
(Registrant)

Date:	February 27, 2004

/s/ Mark L. Yoseloff
Mark L. Yoseloff
Chairman and Chief Executive Officer